Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill [Abstract]
Goodwil

10.Goodwill

As at December 31	2013	2012

Canada	$1,171	$1,252
United States	473	473
	$1,644	$1,725

There have been no additions or dispositions of goodwill during 2013 or 2012 and the Company has not recognized any previous goodwill impairments.  The change in the Canada goodwill balance between December 31, 2013 and December 31, 2012 reflects movements due to foreign currency translation.

Goodwill was assessed for impairment as at December 31, 2013 and December 31, 2012.  The fair values of the Canada and United States reporting units were determined to be greater than the respective carrying values of the reporting units.  Accordingly, no goodwill impairments were recognized.